UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 23, 2012

Commission File Number:  1-35317

Atlas Resource Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	45-3591625
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

Park Place Corporate Center One

1000 Commerce Drive, Suite 400

Pittsburgh, PA 15275

(Address of principal executive offices) (Zip code)

(Registrant’s telephone number, including area code: (800) 251-0171

(Former name or former address, if changed since last report)

_________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.       Entry into a Material Definitive Agreement.

As previously announced, the board of directors of the general partner of Atlas Energy, L.P. (“Atlas Energy”) has approved the planned distribution of approximately 5.24 million common units of Atlas Resource Partners, L.P. (“Atlas Resource Partners”), representing an approximately 19.6% limited partner interest in Atlas Resource Partners, to Atlas Energy’s unitholders (the “Distribution”). Atlas Resource Partners is currently a wholly owned subsidiary of Atlas Energy and was formed to hold substantially all of Atlas Energy’s current natural gas and oil development and production assets and its partnership management business.  On February 23, 2012, in connection with the planned Distribution, Atlas Energy entered into a Separation and Distribution Agreement (the “Separation Agreement”) with (1) Atlas Resource Partners, (2) Atlas Energy GP, LLC, the general partner of Atlas Energy (“Atlas Energy GP”), and (3) Atlas Resource Partners GP, LLC, the general partner of Atlas Resource Partners (“ARP GP”).  The Separation Agreement sets forth, among other things, the agreements among the parties regarding the principal transactions necessary to effect the Distribution.  It also sets forth other agreements that govern certain aspects of Atlas Energy’s ongoing relationship with Atlas Resource Partners after the completion of the Distribution.  A summary of the Separation Agreement can be found in Atlas Resource Partners’ information statement, dated February 15, 2012, attached as Exhibit 99.2 to Atlas Resource Partners’ Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on February 16, 2012, under the section entitled “Certain Relationships and Related Transactions—Separation and Distribution Agreement,” which summary is incorporated by reference into this Item 1.01.  The description of the Separation Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the Separation Agreement attached hereto as Exhibit 2.1.

Item 9.01        Financial Statements and Exhibits

Exhibit Number                                             Description

2.1                               Separation and Distribution Agreement, dated February 23, 2012, by and among Atlas Energy, L.P., Atlas Energy GP, LLC, Atlas Resource Partners, L.P. and Atlas Resource Partners GP, LLC.*

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* The schedules to the Separation and Distribution Agreement have been omitted pursuant to Item 601(b) of Regulation S-K.  A copy of the omitted schedules will be furnished to the U.S. Securities and Exchange Commission supplementally upon request.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS RESOURCE PARTNERS, L.P.

By: Atlas Resource Partners GP, LLC, its general partner

By: Atlas Energy, L.P., its sole member

By: Atlas Energy GP, LLC, its general partner

By:     /s/ Lisa Washington________________

Lisa Washington

Vice President, Chief Legal Officer and Secretary

February 24, 2012

EXHIBIT INDEX

Exhibit Number                                             Description

2.1                               Separation and Distribution Agreement, dated February 23, 2012, by and among Atlas Energy, L.P., Atlas Energy GP, LLC, Atlas Resource Partners, L.P. and Atlas Resource Partners GP, LLC.

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* The schedules to the Separation and Distribution Agreement have been omitted pursuant to Item 601(b) of Regulation S-K.  A copy of the omitted schedules will be furnished to the U.S. Securities and Exchange Commission supplementally upon request.